Heller Equipment Asset Receivables Trust 1999-1
------------------------------------------------------------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Collections and Distribution
13-May-02

Collection Period                                                                April 2, 2002          to        May 1, 2002
Determination Date                                                                 May 8, 2002
Distribution Date                                                                 May 13, 2002

Available Amounts
-----------------

               Scheduled Payments plus Payaheads, net of Excluded Amounts                        2,978,400.03
               Prepayment Amounts                                                                  136,274.89
               Recoveries                                                                           30,522.75
               Investment Earnings on Collection Account and Reserve Fund                            2,902.39
               Late Charges                                                                          1,415.53
               Servicer Advances                                                                         0.00
                                                                                                         ----

               Total Available Amounts                                                           3,149,515.59
               -----------------------                                                           ------------

Payments on Distribution Date
-----------------------------

    (A)**      Trustee Fees (only applicable pursuant to an Event of Default)                            0.00

     (A)       Unreimbursed Servicer Advances to the Servicer                                            0.00

     (B)       Monthly Servicing Fee, if Heller Financial, Inc. is not the Servicer                      0.00

     (C)       Interest due to Class A-1 Notes                                                           0.00

     (D)       Interest due to Class A-2 Notes                                                           0.00

     (E)       Interest due to Class A-3 Notes                                                      19,365.08

     (F)       Interest due to Class A-4 Notes                                                     146,800.09

     (G)       Interest due to Class B Notes                                                        13,495.76

     (H)       Interest due to Class C Notes                                                        11,983.78

     (I)       Interest due to Class D Notes                                                        22,175.27

     (J)       Class A-1 Principal Payment Amount                                                        0.00

     (K)       Class A-2 Principal Payment Amount                                                        0.00

     (L)       Class A-3 Principal Payment Amount                                                        0.00

     (M)       Class A-4 Principal Payment Amount                                                        0.00

     (N)       Class B Principal Payment Amount                                                          0.00

     (O)       Class C Principal Payment Amount                                                          0.00

     (P)       Class D Principal Payment Amount                                                          0.00

     (Q)       Additional Principal to Class A-2 Notes                                                   0.00

     (R)       Additional Principal to Class A-3 Notes                                           2,953,110.00

     (S)       Additional Principal to Class A-4 Notes                                                   0.00

     (T)       Additional Principal to Class B Notes                                                     0.00

     (U)       Additional Principal to Class C Notes                                                     0.00

     (V)       Additional Principal to Class D Notes                                                     0.00

     (W)       Monthly Servicing Fee, if Heller Financial, Inc. is the Servicer                          0.00
     (X)       Deposit to the Reserve Fund                                                         (17,414.39)
     (Y)       Excess to Certificateholder                                                              0.00
                                                                                                        ----

               Total distributions to Noteholders and Certificateholders                         3,149,515.59
               ---------------------------------------------------------                         ------------


Heller Equipment Asset Receivables Trust 1999-1
---------------------------------------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Schedules

Trustee Fees, in Event of Default only
--------------------------------------

               Trustee fees due on Distribution Date                                                       0.00


Unreimbursed Servicer Advances
------------------------------

               Unreimbursed Servicer Advances                                                              0.00


Monthly Servicing Fee Schedule, if Servicing has been transferred

   (i)         Servicing Fee Percentage                                                                    0.40%
   (ii)        ADCB of Contract Pool as of the 1st day of the Collection Period                   42,092,103.24
   (iii)       Servicing Fee  ( ( (i) / 12 ) x  (ii) )                                                     0.00
   (iv)        Servicing Fee accrued but not paid in prior periods                                         0.00
               Total Servicing Fee due and accrued ( (iii) + (iv) )                                        0.00
               Servicing Fee carried forward                                                               0.00

               Monthly Servicing Fee distributed                                                           0.00


Class A-1 Interest Schedule
---------------------------

               Opening Class A-1 principal balance                                                            -
               Class A-1 Interest Rate                                                                  4.94795%
               Number of days in Accrual Period                                                              30
               Current Class A-1 interest due                                                              0.00
               Class A-1 interest accrued but not paid in prior periods                                    0.00
               Total Class A-1 interest due                                                                0.00
               Class A-1 interest carried forward                                                          0.00

               Class A-1 interest distribution                                                             0.00


Class A-2 Interest Schedule
---------------------------

               Opening Class A-2 principal balance                                                            -
               Class A-2 Interest Rate                                                                     5.26%
               Current Class A-2 interest due                                                              0.00
               Class A-2 interest accrued but not paid in prior periods                                    0.00
               Total Class A-2 interest due                                                                0.00
               Class A-2 interest carried forward                                                          0.00

               Class A-2 interest distribution                                                             0.00


Class A-3 Interest Schedule
---------------------------

               Opening Class A-3 principal balance                                                 4,225,108.88
               Class A-3 Interest Rate                                                                  5.50000%
               Current Class A-3 interest due                                                         19,365.08
               Class A-3 interest accrued but not paid in prior periods                                    0.00
               Total Class A-3 interest due                                                           19,365.08
               Class A-3 interest carried forward                                                          0.00

               Class A-3 interest distribution                                                        19,365.08


Class A-4 Interest Schedule
---------------------------

               Opening Class A-4 principal balance                                                31,345,216.00
               Class A-4 Interest Rate                                                                  5.62000%
               Current Class A-4 interest due                                                        146,800.09
               Class A-4 interest accrued but not paid in prior periods                                    0.00
               Total Class A-4 interest due                                                          146,800.09
               Class A-4 interest carried forward                                                          0.00

               Class A-4 interest distribution                                                       146,800.09

Class B Interest Schedule
-------------------------

               Opening Class B principal balance                                                   2,782,630.66
               Class B Interest Rate                                                                    5.82000%
               Current Class B interest due                                                           13,495.76
               Class B interest accrued but not paid in prior periods                                      0.00
               Total Class B interest due                                                             13,495.76
               Class B interest carried forward                                                               -

               Class B interest distribution                                                          13,495.76

Class C Interest Schedule
-------------------------

               Opening Class C principal balance                                                   2,226,089.76
               Class C Interest Rate                                                                    6.46000%
               Current Class C interest due                                                           11,983.78
               Class C interest accrued but not paid in prior periods                                      0.00
               Total Class C interest due                                                             11,983.78
               Class C interest carried forward                                                               -

               Class C interest distribution                                                          11,983.78

Class D Interest Schedule
-------------------------

               Opening Class D principal balance                                                   2,901,888.98
               Class D  Interest Rate                                                                   9.17000%
               Current Class D interest due                                                           22,175.27
               Class D interest accrued but not paid in prior periods                                      0.00
               Total Class D interest due                                                             22,175.27
               Class D interest carried forward                                                            0.00

               Class D interest distribution                                                          22,175.27

Class A-1 Principal Schedule
----------------------------

               Class A-1 Maturity Date                                                             May 15, 2000
     (i)       Opening Class A-1 principal balance                                                            -
     (ii)      Aggregate outstanding principal of Notes plus Overcollateralization Balance        43,480,934.28
     (iii)     ADCB as of last day of the Collection Period                                       39,530,350.82
               Monthly Principal Amount ((ii) - (iii))                                             3,950,583.46
     (iv)      Class A-1 Principal Payment Amount                                                             -
               Class A-1 Principal Payment Amount due (lesser of (i) or (iv))                                 -
               Class A-1 Principal Payment Amount distribution                                                -
               Principal carryforward Class A-1                                                            0.00

               Class A-1 Principal Balance after current distribution                                      0.00

Class A Principal Payment Amount
--------------------------------

     (i)       Aggregate opening Class A-2, A-3 and A-4 Outstanding Principal Amount              35,570,324.88
     (ii)      Class A Target Investor Principal Amount (90.9583% * ending ADCB)                  35,956,135.09
               Class A Principal Payment Amount                                                            0.00
               Funds available for distribution                                                            0.00

Class A-2 Principal Schedule
----------------------------

               Opening Class A-2 principal balance                                                            -
               Class A-2 Principal Payment Amount distribution                                             0.00

               Class A-2 principal balance after current distribution                                         -

Class A-3 Principal Schedule
----------------------------

               Opening Class A-3 principal balance                                                 4,225,108.88
               Class A-3 Principal Payment Amount distribution                                             0.00

               Class A-3 principal balance after current distribution                              4,225,108.88

Class A-4 Principal Schedule
----------------------------

               Opening Class A-4 principal balance                                                31,345,216.00
               Class A-4 Principal Payment Amount distribution                                             0.00

               Class A-4 principal balance after current distribution                             31,345,216.00

Class B Principal Schedule
--------------------------

               Opening Class B principal balance                                                   2,782,630.66
               Class B Target Investor Principal Amount (3.7674% * ending ADCB)                    1,489,266.44
               Class B Floor                                                                       3,076,799.34
               Class B Principal Payment Amount due                                                        0.00
               Class B Principal Payment Amount distribution                                               0.00

               Class B principal balance after current distribution                                2,782,630.66

Class C Principal Schedule
--------------------------

               Opening Class C principal balance                                                   2,226,089.76
               Class C Target Investor Principal Amount (3.0139% * ending ADCB)                    1,191,405.24
               Class C Floor                                                                       2,226,089.76
               Class C Principal Payment Amount due                                                        0.00
               Class C Principal Payment Amount distribution                                               0.00

               Class C principal balance after current distribution                                2,226,089.76

Class D Principal Schedule
--------------------------

               Opening Class D principal balance                                                   2,901,888.98
               Class D Target Investor Principal Amount (1.5070% * ending ADCB)                      595,722.39
               Class D Floor                                                                       2,901,888.98
               Class D Principal Payment Amount due                                                        0.00
               Class D Principal Payment Amount distribution                                               0.00

               Class D principal balance after current distribution                                2,901,888.98

Additional Principal Schedule
-----------------------------

               Floors applicable (Yes/No)                                                                   Yes
               Monthly Principal Amount                                                            3,950,583.46
               Sum of Principal Payments payable on all classes                                               -
               Additional Principal payable                                                        3,950,583.46
               Additional Principal available, if payable                                          2,953,110.00

               Class A-2 Additional Principal allocation                                                   0.00
               Class A-2 principal balance after current distribution                                      0.00

               Class A-3 Additional Principal allocation                                           2,953,110.00
               Class A-3 principal balance after current distribution                              1,271,998.88

               Class A-4 Additional Principal allocation                                                   0.00
               Class A-4 principal balance after current distribution                             31,345,216.00

               Class B Additional Principal allocation                                                     0.00
               Class B principal balance after current distribution                                2,782,630.66

               Class C Additional Principal allocation                                                     0.00
               Class C principal balance after current distribution                                2,226,089.76

               Class D Additional Principal allocation                                                     0.00
               Class D principal balance after current distribution                                2,901,888.98

Monthly Servicing Fee Schedule, if Heller Financial, Inc. is the Servicer
-------------------------------------------------------------------------

     (i)       Servicing Fee Percentage                                                                    0.40%
     (ii)      ADCB of Contract Pool as of the 1st day of the Collection Period                   42,018,121.73
     (iii)     Servicing Fee due ( ((i) / 12 ) *  (ii) )                                             14,006.04

     (iv)      Servicing Fee accrued but not paid in prior periods                                 1,713,014.41
               Total Servicing Fee due and accrued ( (iii) + (iv) )                                1,727,020.45
               Servicing Fee carried forward                                                       1,727,020.45

               Monthly Servicing Fee distributed                                                           0.00


Reserve Fund Schedule
---------------------

               ADCB as of the end of the Collection Period                                        39,530,350.82
               Required Reserve Amount (ending ADCB * 0.70%)                                         276,712.46
               Prior month Reserve Fund balance                                                      294,126.85
               Deposit to Reserve Fund - excess funds                                                      0.00
               Interim Reserve Fund Balance                                                          294,126.85
               Current period draw on Reserve Fund for Reserve Interest Payments                           0.00
               Current period draw on Reserve Fund for Reserve Principal Payments                     17,414.39
               Excess to Certificateholder                                                                 0.00
               Ending Reserve Fund balance                                                           276,712.46

               Reserve Fund balance as a percentage of ADCB as of the end of the Collection Period        0.70%


Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Note Factors

               Class A-1
               ---------
               Class A-1 principal balance                                                    0.00
               Initial Class A-1 principal balance                                  130,040,761.00

               Note factor                                                             0.000000000


               Class A-2
               ---------
               Class A-2 principal balance                                                    0.00
               Initial Class A-2 principal balance                                   66,680,434.00

               Note factor                                                             0.000000000


               Class A-3
               ---------
               Class A-3 principal balance                                            1,271,998.88
               Initial Class A-3 principal balance                                  135,293,633.00

               Note factor                                                             0.009401765


               Class A-4
               ---------
               Class A-4 principal balance                                           31,345,216.00
               Initial Class A-4 principal balance                                   31,345,216.00

               Note factor                                                             1.000000000


               Class B
               -------
               Class B principal balance                                              2,782,630.66
               initial Class B principal balance                                      9,663,831.00

               Note factor                                                             0.287942811


               Class C
               ------
               Class C principal balance                                              2,226,089.76
               Initial Class C principal balance                                      7,731,065.00

               Note factor                                                             0.287940893


               Class D
               -------
               Class D principal balance                                              2,901,888.98
               Initial Class D principal balance                                      3,865,532.00

               Note factor                                                             0.750708824

Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Additional Schedules and Limitations

Cumulative Loss Amount Schedule
-------------------------------
     (i)       Outstanding Principal Amount of the Notes as of the preceding Distribution Date               43,480,934.28
     (ii)      Overcollateralization Balance as of the preceding Distribution Date                                    0.00
    (iii)      Monthly Principal Amount                                                                       3,950,583.46
     (iv)      Available Amounts remaining after the payment of interest                                      2,935,695.61
     (v)       ADCB as of the end of the Collection Period                                                   39,530,350.82
               Cumulative Loss Amount                                                                         1,014,887.85


Class B Floor Calculation
-------------------------

               Class B Floor percentage                                                                               1.86%
               Initial ADCB                                                                                 386,553,237.98
               Cumulative Loss Amount for current period                                                      1,014,887.85
               Sum of Outstanding Principal Amount of Class C Notes, Class D,
                  Class E Notes and Overcollateralization Balance                                             5,127,978.74
               Class B Floor                                                                                  3,076,799.34


Class C Floor Calculation
-------------------------

               Class C Floor percentage                                                                               1.09%
               Initial ADCB                                                                                 386,553,237.98
               Cumulative Loss Amount for current period                                                      1,014,887.85
               Sum of Outstanding Principal Amount of Class D Notes and Overcollateralization Balance         2,901,888.98
               Class C Floor                                                                                  2,226,089.76


Class D Floor Calculation
-------------------------

               Class D Floor percentage                                                                               0.47%
               Initial ADCB                                                                                 386,553,237.98
               Cumulative Loss Amount for current period                                                      1,014,887.85
               Overcollateralization Balance                                                                          0.00
               Class D Floor                                                                                  2,901,888.98




Heller Financial, Inc. is the Servicer (Yes/No)                                                                        Yes

An Event of Default has occurred  (Yes/No)                                                                              No



10% Substitution Limit Calculation
----------------------------------

               ADCB as of the Cut-off Date:                                                                 386,553,237.98

               Cumulative DCB of Substitute Contracts replacing materially modified contracts                 5,700,693.36
               Percentage of Substitute Contracts replacing materially modified contracts                             1.47%

               Percentage of Substitute Contracts replacing modified contracts exceeds 10% (Yes/No)                     No


5% Skipped Payment Limit Calculation
------------------------------------

               The percent of contracts with Skipped Payment modifications                                            0.46%
               The DCB of Skipped Payment modifications exceeds 5% of the
                  initial ADCB (Yes/No)                                                                                 No
               Any Skipped Payments have been deferred later than January 1, 2006                                       No

Heller Equipment Asset Receivables Trust 1999-1
---------------------------------------------------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Pool Data

Pool Data
---------
ADCB as of the first day of the Collection Period                                                                    42,018,121.73
ADCB as of the last day of the Collection Period                                                                     39,530,350.82

DCB as of the first day of the Collection Period of Contracts that became Defaulted Contracts                           306,413.45
Number of Contracts that became Defaulted Contracts during the period                                                           17
Defaulted Contracts as a percentage of ADCB (annualized)                                                                      9.30%

DCB of Contracts as of the last day of the Collection Period that became Prepaid Contracts                              135,604.55
Number of Prepaid Contracts as of the last day of the Collection Period                                                          5

DCB of Contracts as of the last day of the Collection Period that were added as Substitute Contracts                             0
Number of Substitute Contracts as of the last day of the Collection Period                                                       0

DCB of Contracts as of the last day of the Collection Period that became Warranty Contracts                                   0.00
Number of Warranty Contracts as of the last day of the Collection Period                                                         0

Recoveries collected relating to Defaulted Contracts as of the last day of the Collection Period                         30,522.75





Delinquencies and Losses                                                              Dollars            Percent
------------------------                                                              -------            -------
            Current                                                                37,331,112.48          94.44%
            31-60 days past due                                                       839,568.45           2.12%
            61-90 days past due                                                       904,181.71           2.29%
            Over 90 days past due                                                     455,488.18           1.15%
            Total                                                                  39,530,350.82         100.00%

            31+ days past due                                                       2,199,238.34           5.56%


     (i)    Cumulative ADCB of Defaulted Contracts  (cumulative gross losses to date)                                14,195,828.01
     (ii)   Cumulative Recoveries realized on Defaulted Contracts                                                     6,935,755.86
            Cumulative net losses to date  ((i) - (ii))                                                               7,260,072.15
            Cumulative net losses as a percentage of the initial ADCB                                                         1.88%